EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”), dated as of May 28, 2014, is by and among Fuse Medical, Inc., a Delaware corporation (the “Company”), and the investors set forth on Schedule 1 attached hereto, who are receiving shares of the Company’s common stock, par value $0.001 per share, pursuant to that certain Agreement and Plan of Merger, dated December 18, 2013, by and among the Company, Project Fuse LLC, a Delaware limited liability company (“PF”), Fuse Medical LLC, a Delaware limited liability company (“Target”), and D. Alan Meeker, as Stockholder Representative, pursuant to which PF was merged with and into Target and Target became a wholly-owned subsidiary of the Company (the “Merger”).

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Allowed Delay” shall have the meaning set forth in Section 2(e)(ii) of this Agreement.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” means shares of the Company’s common stock, par value $0.001, and any securities into which such shares may hereinafter be reclassified.

“Company Registration” means a registration statement to be filed by the Company with respect to any of its equity securities for its own account (other than a registration statement on Form S-4 or S-8 (or any successor or substantially similar form).

“Form S-1” means a Form S-1 Registration Statement under the 1933 Act, or any successor or substantially similar form.

“Form S-3” means a Form S-3 Registration Statement under the 1933 Act, or any successor or substantially similar form.

“Investors” means collectively the investors set forth on Schedule 1 attached hereto or a permitted transferee of any such Investor who is a subsequent holder of any Registrable Securities. The Investors are individually referred to herein as an “Investor.”

“Other Holder Piggyback Rights” means the rights of any holder of Company securities having contractual piggy-back registration rights entitled to participate in a registration, other than the Investors.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus which is permitted to be so incorporated by reference in accordance with the rules and regulations of the SEC.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” or “Registrable Security” means (i) the shares of Common Stock issued to the Investors in connection with the Merger, and (ii) any securities issued or issuable with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization with respect to any of the securities referenced in clause (i); provided that securities shall cease to be a Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company; (c) such securities shall have ceased to be outstanding; or (d) the Registrable Securities are salable within a three month period under Rule 144 without regard to any volume limitations under Rule 144.

“Registration” shall mean any Demand Registration or Piggy-Back Registration.

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Required Investors” mean the Investors who, together, hold a majority of the Registrable Securities.

“SEC” means the U.S. Securities and Exchange Commission.

“Underwriter” means a securities dealer, investment banker, or purchaser’s agent who purchases any Registrable Securities as principal in an underwritten offering and not as part of such securities dealer’s market-making activities.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2. Registration.

(a) Form S-1 Demand Registration.

(i) During the Demand Term (as defined below), Required Investors may, by written notice to the Company, request that the Company effect a registration on Form S-1 (a “Demand Registration”) under the 1933 Act covering all or part of the Registrable Securities held by such Required Investors (the date of such notice, the “Demand Date”), and the Company shall promptly notify all other Investors in writing of the receipt of such notice. Each such Investor may elect (by written notice sent to the Company within ten (10) Business Days from the date of such Investor’s receipt of such notice from the Company) to have all or part of such Investor’s Registrable Securities included in such Demand Registration pursuant to this Section 2(a), and such Investor shall specify in such notice the number of Registrable Securities that such Investor elects to include in such Demand Registration. The Company shall, as expeditiously as possible, but in any event no later than sixty (60) days after the Demand Date, file with the SEC a Registration Statement (a “Demand Registration Statement”) relating to all shares of Registrable Securities which the Company has been so requested to register by such Investors (“Participating Investors”) for sale. As used herein, “Demand Term” shall mean the period commencing on May 28, 2014 and ending on such date as the Company is first eligible to register the Registrable Securities on Form S-3. If the Company loses its eligibility to register the Registrable Securities on Form S-3 while Registrable Securities are still held by the Investors, the Demand Term shall be automatically extended until the Company again becomes eligible to register the Registrable Securities on Form S-3.

(ii) Notwithstanding anything to the contrary contained herein, the Company shall not be required to prepare and file (A) more than one (1) Demand Registration Statement in any twelve-month period, (B) any Demand Registration Statement within one hundred twenty (120) days following the date of effectiveness of any other Registration Statement; or (C) during the period commencing with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company Registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; and provided further that, if the Company abandons such Company Registration, the Company shall promptly notify any Investor that was unable to effect a registration under this Section 2(a) as a result of this clause (C).

(iii) If a majority-in-interest of the Participating Investors so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any Investor to include its Registrable Securities in such registration shall be conditioned upon such Investor’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Participating Investors proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the Participating Investors initiating the Demand Registration.

(iv) If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advise the Company and the Participating Investors in writing that the dollar amount or number of shares of Registrable Securities which the Participating Investors desire to sell, taken together with all other shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to Other Holder Piggyback Rights, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Participating Investors (pro rata in accordance with the number of shares of Registrable Securities then held by such Participating Investors) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i) , the shares of Common Stock for the account of other persons that the Company is obligated to register under Other Holder Piggyback Rights pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares; and (ii) third, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock that the Company and other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

(b) Form S-3 and Shelf Demand Registration.

(i) After both (A) May 28, 2014 and (B) the Company has qualified for the use of Form S-3 under the 1933 Act for sales of Registrable Securities by selling stockholders, and prior to the date on which the Registrable Securities all cease to be Registrable Securities, in addition to the rights contained in Section 2(a), the Investors shall have the right to request an unlimited number of registrations on Form S-3. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Investors, including whether such offering is requested to be an underwritten offering. Upon such request, the Company shall, subject to Section 2(e)(ii) hereof, use its commercially reasonable efforts to effect the registration under the 1933 Act of the Registrable Securities which the Company has been so requested to register by such Investors; provided, however, that the Company shall not be obligated to effect a registration pursuant to this Section 2(b): (1) more than once in any twelve-month period; (2) unless the Registrable Securities requested to be included therein have an anticipated offering price to the public of at least $1.00 per share; (3) during the period commencing with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company Registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; and provided further that, if the Company abandons such Company Registration, the Company shall promptly notify any Investor who was unable to effect a registration under this Section 2(b) as a result of this clause (3); or (4) within one hundred eighty (180) days following the last date on a Registration Statement filed in respect of a registration hereunder, if any, was effective. Any registration under this Section 2(b) shall be underwritten at the request of Investors holding a majority of the Registrable Securities held by all Investors participating in such registration.

(ii) If a request complying with the requirements of Section 2(b)(i) hereof is delivered to the Company, the notice provisions set forth in Section 2(a)(i) and the provisions of Sections 2(a)(iii) and 2(a)(iv) shall apply to such registration; provided that if such request is for an offering other than an underwritten offering, the portions of those Sections applying to an underwritten offering shall not apply.

(iii) The Investors shall have the right to request that one (1) registration made pursuant to Section 2(b) constitute an offering of Registrable Securities under the Securities Act in a manner that permits sales on a continuous or delayed basis pursuant to Rule 415 (the “Shelf Registration”). The Company shall, subject to Section 2(e)(ii) hereof, use its commercially reasonable efforts to cause the Registration Statement relating to the Shelf Registration to become effective as promptly as practicable and maintain the effectiveness of such Registration Statement for a period ending on the earliest of (A) two (2) years following the date on which such Registration Statement first becomes effective (but one (1) year if the Company is not continuously able to use Form S-3 during such period unless the Company is not permitted by applicable law to maintain the effectiveness for one (1) year, and then for such shorter period as is permitted), and (B) the date on which all Registrable Securities covered by such Registration Statement have been sold and the distribution contemplated thereby has been completed or have become freely tradable pursuant to Rule 144 without regard to volume limitations. Any “takedown” under the Shelf Registration shall be underwritten at the request of Investors holding a majority of the Registrable Securities held by all Investors participating in such “takedown.” Any request for such a “takedown” that is intended to be an underwritten offering shall be made pursuant to Section 2(b)(ii) such that the provisions relating to effecting a Registration Statement thereunder apply to effecting the takedown under the Shelf Registration. Any sales made on a delayed or continuous basis under the Shelf Registration that do not constitute an underwritten offering shall not be required to comply with the underwriting provisions of Section 2(b)(ii).

(c) Piggy-Back Registration.

(i) If at any time after the date hereof and prior to the date on which all Registrable Securities cease to be Registrable Securities, the Company proposes to file a Registration Statement under the 1933 Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account (or by the Company and by stockholders of the Company), other than a Registration Statement (A) filed in connection with any employee stock option or other benefit plan, (B) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (C) for an offering of debt that is convertible into equity securities of the Company, or (D) for a dividend reinvestment plan, then the Company shall (1) give written notice of such proposed filing to the Investors as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (2) offer to the Investors in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”).

(ii) The Company shall cause such Registrable Securities to be included in such Piggy-Back Registration and shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

(iii) If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Investors, the Registrable Securities as to which registration has been requested under this Section 2(c), and the shares of Common Stock, if any, as to which registration has been requested pursuant to Other Holder Piggyback Rights, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(A) If the registration is undertaken for the Company’s account: (1) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (2) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (1), Registrable Securities as to which registration has been requested under this Section 2(c) that can be sold without exceeding the Maximum Number of Shares; and (3) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (1) and (2), the shares of Common Stock as to which registration has been requested pursuant to Other Holder Piggyback Rights that can be sold without exceeding the Maximum Number of Shares.

(B) If the registration is a “demand” registration undertaken at the demand of persons other than the Investors pursuant to written contractual arrangements with such persons, (1) first, the shares of Common Stock for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (2) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (1), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (3) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (1) and (2), Registrable Securities as to which registration has been requested under this Section 2(c) that can be sold without exceeding the Maximum Number of Shares, (4) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (1), (2), and (3), the shares of Common Stock, if any, as to which registration has been requested pursuant to Other Holder Piggyback Rights that can be sold without exceeding the Maximum Number of Shares.

(d) Expenses. The Company will pay all expenses associated with each Registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, blue sky fees, and the expenses of any special audits incident to or required by any such Registration, but excluding stock transfer taxes, discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(e) Effectiveness.

(i) The Company shall use commercially reasonable efforts to have a Demand Registration Statement declared effective within one hundred and twenty (120) days after the Demand Date. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, or by issuing a press release, within twenty-four (24) hours, after any Registration Statement is declared effective and as soon as reasonably practicable shall make available to the Investor, upon written request, copies of any related Prospectus to be used in connection with the sale or other disposition of the Registrable Securities covered thereby.

(ii) Notwithstanding anything to contrary, the Company may delay, suspend the use of, or withdraw any Registration Statement or qualification of Registrable Securities if the Company in good faith determines that any such Registration Statement, or the use thereof, would materially and adversely affect any material corporate event or would otherwise require disclosure of nonpublic information which the Company determines, in its reasonable judgment, is not in the best interests of the Company at such time (an “Allowed Delay”); provided that the Company shall promptly (A) notify the Investors in writing of the existence of (but in no event, without the prior written consent of the Investors, shall the Company disclose to the Investors any of the facts or circumstances regarding) the event giving rise to an Allowed Delay; provided, however, that the Company shall not be required to disclose material nonpublic information to the Investors unless an Investor has executed the nondisclosure agreement contemplated pursuant to Section 4(b); (B) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay; and (C) use commercially reasonable best efforts to terminate an Allowed Delay as promptly as practicable.

(f) SEC Reductions. In the event the Company is required by the SEC to reduce the number of Registrable Securities being registered for resale on any Registration Statement filed with the SEC pursuant to Section 2(a), 2(b) or 2(c) hereof, then unless otherwise required by the SEC or agreed to by the Participating Investors, the number of Registrable Securities included in such Registration shall be allocated among all the Participating Investors on a pro rata basis based on the number of Registrable Securities held by each Participating Investor. The Company shall notify the Investors in the event of any such reduction.

3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant hereto the Company will, as expeditiously as possible:

(a) use commercially reasonable efforts to cause such Registration Statement to become and remain effective until the earlier of (i) one hundred and eighty (180) days following the effective date of such Registration Statement; (ii) such time as all of the Registrable Securities covered by the Registration Statement have been sold; or (iii) the date on which all of the Registrable Securities may be sold pursuant to Rule 144 under the 1933 Act without regard to volume restrictions, except that for any Shelf Registration, the required effectiveness periods set forth in Section 2(b)(iii) above shall be required (the “Effectiveness Period”);

(b) prepare and file with the SEC such amendments, prospectus supplements or post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) make available to the Investors and their legal counsel upon written request (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investors that are covered by the related Registration Statement. Notwithstanding the foregoing, the Company shall not be required to provide any Investor or Investors’ representative with material non-public information unless such Investor has entered into a non-disclosure agreement with the Company;

(d) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness, and (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(e) use commercially reasonable efforts to cause all Common Stock covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed or quoted (if applicable);

(f) promptly notify the Investors upon the occurrence of any of the following events in respect of the Registration Statement or the Prospectus forming a part thereof: (i) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (ii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iii) the effectiveness of the Registration Statement within twenty four (24) hours of such Registration Statement being declared effective;

(g) immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event or the passage of time as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus or the Registration Statement as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;

(i) cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, and to enable such Registrable Securities to be in such denominations and registered in such names as the Investors may request; and

(j) prior to any public offering of Registrable Securities, register or qualify (unless an exemption from such registration of qualification is available) the Registrable Securities for offer and sale under the securities or ”blue sky” laws of such jurisdictions within the United States, keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to transact business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

4. Due Diligence Review; Information.

(a) The Company shall make available, during normal business hours, upon reasonable request and within a reasonable time, for inspection and review by the Investors and by advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), all financial and other records, all filings with the SEC, and all other documents respecting the Company, its assets, its properties or its business (including without limitation minute books, corporate records, financial statements, contracts, permits, licenses, approvals, technical or engineering reports, and any valuations which the Company has obtained) as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such advisor or representative in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them) to the extent not publicly available on EDGAR or the Company’s website, prior to and from time to time after the filing and effectiveness of the Registration Statement until the end of the Effectiveness Period, for the sole purpose of enabling the Investor and such advisors and representatives to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

(b) Any Investor (and its advisors and representatives) requesting Company information pursuant to Section 4(a) shall complete a non-disclosure agreement with the Company and an acknowledgement that such investigation may reveal material non-public information. Nothing herein shall obligate the Company to provide to the Investor, or any advisors or representatives or underwriters, any material nonpublic information. Additionally, the Company is not required to provide any information the Company deems commercially sensitive or proprietary.

5. Obligations of the Investors.

(a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request within five (5) Business Days of such request. Additionally, each Investor agrees to respond to any comments from the SEC or any other government regulator regarding such Investor as soon as possible and in any event within five (5) Business Days of such request. The Company shall not be required to include the Registrable Securities of an Investor in a Registration Statement and shall not be required to pay any damages to any Investor who fails to furnish to the Company such information within the prescribed time periods.

(b) The Investors, by their acceptance of the Registrable Securities, agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless any such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice (which may be oral as long as written notice is provided by the next Business Day) from the Company of the commencement of an Allowed Delay pursuant to Section 2(e)(ii), the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until otherwise notified in writing by the Company or until the Investor’s receipt of the copies of the supplemented or amended Prospectus filed with the SEC and until any related post-effective amendment is declared effective. In addition, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

(d) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

6. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor, and each of its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages, liabilities and expense (including reasonable attorneys’ fees), joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any application or other document or communication (collectively, an “application”) executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or “blue sky” laws thereof or filed with any securities exchange; (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on the Investor’s behalf; provided, however, that the Company will not be liable in any such case if and to the extent that (A) any such loss, claim, damage, liability or expense either arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor for use in such Registration Statement or Prospectus, or (B) such information relates to the Investor or the Investor’s proposed method of distribution of Registrable Securities and was reviewed and approved by the Investor for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (C) in the case of an occurrence of an Allowed Delay or of an event of the type specified in Section 3(g), the use by the Investor of an outdated or defective Prospectus after the Company has notified the Investor in writing that the Prospectus is outdated or defective and prior to the receipt by the Investor of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of such amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected.

(b) Indemnification by the Investor. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, shareholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission is contained in any information furnished by the Investor to the Company for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, or to the extent that such information relates to such Investor’s proposed method of distribution of Registrable Securities and was reviewed and approved by the Investor for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or in the case of an occurrence of an Allowed Delay or an event of the type specified in Section 3(g), the use by the Investor of an outdated or defective Prospectus after the Company has notified the Investor in writing that the Prospectus is outdated or defective and prior to the receipt by the Investor of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected. In no event shall the liability of the Investor be greater in amount than the dollar amount of the proceeds (net of any damages the Investor has otherwise been required to pay by reason of such untrue statement or omission by the Company) received by the Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses; or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person; or (C) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); or (D) the indemnified party shall have reasonably concluded, with the advice of counsel, that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the indemnifying party; and provided further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The Company agrees promptly to notify the Investors of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Investor, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The parties agree that it would be unjust and inequitable if the respective obligations of the Company and each Investor for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this clause (d). No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation. Anything in this Section 6(d) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 6(d) is not intended to supersede any right to contribution under the 1933 Act, the 1934 Act, or otherwise.

7. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by an instrument in writing signed by the Company and the Required Investors, provided that no amendment to this Agreement that is materially and disproportionately adverse to any Investor shall be made without such Investor’s written consent. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written waiver or consent to such amendment, action or omission to act, of the Required Investors, provided that no such action or omission that is adverse to any Investor shall occur without such Investor’s written consent. Matters approved as provided in this Section 7(a) shall be binding on all Investors.

(b) Notices. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received, or the third Business Day after the date when sent by registered or certified mail, or the Business Day after the date when sent by overnight delivery service, to the address set forth below, unless such address is changed by notice in the manner described in this Section 7(b):

If to Company: Fuse Medical Inc. 4770 Bryant Irvin Court, Suite 300 Fort Worth, Texas 76107 Attention: D. Alan Meeker

If to the Investors: To their addresses set forth on Schedule 1

(c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their successors and permitted assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons who are “accredited investors” as defined in Rule 501(a) of Regulation D under the 1933 Act and who agree in writing to be bound by the terms and conditions of this Agreement (which writing shall be furnished to the Company), its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that the Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected. From and after such proper assignment, such assignee shall be deemed an Investor hereunder.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Required Investors, after notice duly given by the Company to the Investors.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts; Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Texas and the United States District Courts for Texas, in each case in the County of Tarrant, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

Fuse Medical Inc.

By:

Name:

Title:

Name of Investor: Twelve Global LLC

By:

Title:

Name of Investor: ReSurge Hospitals, Inc.

By:

Title:

Name of Investor: CCEP Holdings LLC

By:

Title:

Name of Investor: TJAL Holdings, LLC

By:

Title:

Name of Investor: Coastal IP LLC

By:

Title:

Name of Investor: KAW Holdings, LLC

By:

Title:

Name of Investor: Lion Share LLC

By:

Title:

Name of Investor: James Clancy

Name of Investor: Paul Flanigan

Name of Investor: Nickleophia, LLC

By:

Title:

Name of Investor: William Dabdoub

Name of Investor: Pensco Trust Co.

By:

Title:

Name of Investor: Chris Lotufo

Name of Investor: Pegasus Holding, LLC

By:

Title:

Name of Investor: McMurray Ankle and Foot Care, Inc.

By:

Title:

Name of Investor: Byron Hutchinson

Name of Investor: KT Medical Management LLC

By:

Title:

Name of Investor: Steven Spinner

Name of Investor: Eva Lou, LLC

By:

Title:

Name of Investor: Richard Adams

Name of Investor: Sorex Enterprises, LLC

By:

Title:

Name of Investor: Michelle Butterworth

Name of Investor: Rich Derner

Name of Investor: Michael Downey

Name of Investor: Kelly Grimes

Name of Investor: Scot Malay

Name of Investor: Adam Perler

Name of Investor: Mario Ponticello

Name of Investor: Paul Stone

Name of Investor: Craig Camasta

Name of Investor: Ira Kraus

Name of Investor: Joseph Menn

Name of Investor: Steven Pesenko

Name of Investor: Frank Tursi

Name of Investor: Infinity Surgical Specialist, LLC

By:

Title:

Name of Investor: Brett Sachs

Name of Investor: Pasquale Cancelliere

Name of Investor: Stephen Geller

Name of Investor: Timothy Harlan

Name of Investor: Scott King

Name of Investor: John Krebsbach

Name of Investor: Christopher Milkie

Name of Investor: Chad Michael Nunamaker

Name of Investor: Andrew Rader

Name of Investor: Robert Schulte

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Name of Investor: Paul Shromoff

Name of Investor: Steven Waldman

Name of Investor: David Wanner